UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported:  May 6, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive office and registrant's telephone number	IRS Employer Identification Number
001-36518	NEXTERA ENERGY PARTNERS, LP	30-0818558
700 Universe Boulevard Juno Beach, Florida 33408 (561) 694-4000

State or other jurisdiction of incorporation or organization:  Delaware

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

NextEra Energy Partners, LP's (NEP) is a growth-oriented limited partnership formed by NextEra Energy, Inc. (NEE) to acquire, manage and own contracted clean energy projects with stable long-term cash flows. During the six months ended June 30, 2015, subsidiaries of NEP completed the acquisitions of the following assets from subsidiaries of NEE:

•
On January 9, 2015, Palo Duro Wind Portfolio, LLC, an indirect subsidiary of NEP, completed the acquisition of 100% of the Class A membership interests of Palo Duro Wind Project Holdings, LLC, which indirectly owns the Palo Duro wind facility, an approximately 250 megawatt (MW) wind power electric generating facility located in Hansford and Ochiltree Counties, Texas.

•
On February 27, 2015, Shafter Solar Holdings, LLC, an indirect subsidiary of NEP, completed the acquisition of 100% of the membership interests of Shafter Solar, LLC, which owns the development rights and facilities under construction of a 20 MW solar power electric generating facility located in Shafter, California.

•
Through a series of transactions beginning on April 28, 2015, NextEra Energy Partners Solar Acquisitions, LLC, an indirect subsidiary of NEP, completed the acquisition of 50% non-controlling ownership interests in McCoy Solar, LLC, Adelanto Solar, LLC and Adelanto Solar II, LLC, three solar power electric generating facilities currently under construction in California expected to have a total generating capacity of 277 MW.

•	On May 12, 2015, NextEra Energy Partners Acquisitions, LLC, an indirect subsidiary of NEP, completed the acquisition of 100% of the membership interests of each of the following:

▪	Ashtabula Wind III, LLC, a project company that owns an approximately 62 MW wind power electric generating facility located in Barnes County, North Dakota;

▪
Baldwin Wind Holdings, LLC, which owns 100% of the membership interests of Baldwin Wind, LLC, a project company that owns an approximately 102 MW wind power electric generating facility located in Burleigh County, North Dakota;

▪
Mammoth Plains Wind Project Holdings, LLC, which owns 100% of the Class A membership interests of Mammoth Plains Wind Project, LLC, a project company that owns an approximately 199 MW wind power electric generating facility located in Dewey and Blaine Counties, Oklahoma; and

▪
FPL Energy Stateline Holdings, L.L.C., which owns 100% of the membership interests of FPL Energy Vansycle L.L.C., a project company that owns a 300 MW wind power electric generating facility located in Umatilla County, Oregon and Walla Walla County, Washington.

These acquisitions are collectively referred to as the acquired assets. The acquired assets were previously owned by indirect subsidiaries of NEE and, as such, the acquisitions are considered a transfer of assets between entities under common control. NEP's Current Report on Form 8-K dated May 6, 2015 and filed May 12, 2015 disclosed the completion of the acquisition of four of the wind power electric generating facilities on May 12, 2015. This amendment is being filed to include the financial statements of the acquired assets, which collectively met the applicable significance threshold, and the pro forma financial information required by Items 9.01(a) and 9.01(b), respectively, and to include the exhibits under Item 9.01(d) of this Form 8-K/A.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Audited combined financial statements of the acquired assets as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013, and 2012, and the unaudited condensed combined financial statements of the acquired assets as of March 31, 2015 and for the three months ended March 31, 2015 and 2014, are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information

Unaudited pro forma consolidated financial statements of NEP for the years ended December 31, 2014, 2013 and 2012, and as of and for the three months ended March 31, 2015 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(d)  Exhibits.

The following exhibits are being furnished herein.

Exhibit Number	Description
23	Consent of Independent Registered Public Accounting Firm
99.1	Audited combined financial statements of the acquired assets as of December 31, 2014 and 2013, and for the years ended December 31, 2014, 2013, and 2012
99.2	Unaudited condensed combined financial statements of the acquired assets as of March 31, 2015 and for the three months ended March 31, 2015 and 2014
99.3	Unaudited pro forma consolidated financial statements of NEP for the years ended December 31, 2014, 2013 and 2012, and as of and for the three months ended March 31, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  July 2, 2015

NEXTERA ENERGY PARTNERS, LP
(Registrant)

By:	NextEra Energy Partners GP, Inc., its general partner

CHRIS N. FROGGATT
Chris N. Froggatt Controller and Chief Accounting Officer

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